Exhibit 99.1

Monthly Operating Report ACCRUAL BASIS
CASE NAME: PHI, Inc., et al.

CASE NUMBER: 19-30923-hdh11

JUDGE: Harlin D. Hale

UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6 MONTHLY OPERATING REPORT

MONTH ENDING:	June	2019
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Robert A. Del Genio		Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Robert A. Del Genio		7/22/2019
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Trudy McConnaughhay		Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Trudy McConnaughhay		7/22/2019
PRINTED NAME OF PREPARER		DATE

Monthly Operating Report

ACCRUAL BASIS- 1
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19- 30923- hdh11

COMPARATIVE BALANCE SHEET

	Petition Date 3/14/19	3/31/19	4/30/19	5/31/19	6/30/19
ASSETS
1 CASH	$1,521,227	$1,482,726	$11,553,421	$2,715,126	$8,448,088
2 SHORT TERM INVESTMENTS	67,663,452	73,335,815	80,301,658	81,125,868	76,140,802
3 ACCOUNTS RECEIVABLE - (NET)	63,593,129	62,585,376	57,938,940	61,963,208	65,220,241
4 INVENTORY (NET)	38,320,271	39,525,144	29,722,554	30,342,998	29,871,072
5 PREPAID EXPENSES & OTHER	6,803,414	8,779,041	8,244,372	8,047,132	8,140,100
6 OTHER CURRENT ASSETS	984,820	859,278	859,278	859,278	811,201
7 INCOME TAXES RECEIVABLE	384,937	384,937	7,284	7,284	7,284
8 TOTAL CURRENT ASSETS	$179,271,250	$186,952,316	$188,627,507	$185,060,893	$188,638,788
9 PROPERTY, PLANT & EQUIPMENT (NET)	569,099,800	567,577,555	563,507,863	558,820,645	562,879,825
10 RIGHT OF USE ASSETS	137,327,125	134,799,396	120,905,491	118,899,052	116,918,448
11 RESTRICTED INVESTMENTS	19,788,774	19,788,774	19,738,774	19,738,774	19,738,774
12 OTHER ASSETS	18,280,517	17,206,609	17,720,777	17,957,907	18,678,254
13 DEFERRED INCOME TAXES - ASSETS	2,717,649	932,075	2,104,704	4,409,821	4,527,042
14 GOODWILL		-	-	-	-
15 INTANGIBLES		-	-	-	-
16 TOTAL ASSETS	$926,485,115	$927,256,725	$912,605,116	$904,887,092	$911,381,132
POSTPETITION LIABILITIES
17 NOTES PAYABLE		-	-	-	-
18 ACCOUNTS PAYABLE		6,883,955	6,778,691	20,307,864	39,167,877
19 ACCRUED EXPENSES		6,642,941	13,426,210	12,789,263	13,571,650
20 CURRENT PORTION OF OPERATING LEASE LIABILITIES	-	-	-	-	12,147,036
21 CURRENT PORTION OF LONG-TERM DEBT		-	875,000	875,000	875,000
22 LONG TERM DEBT AND CAPITAL LEASE OBLIGATIONS		-	-	-	-
23 DEFERRED INCOME TAXES PAYABLE		-	-	-	-
24 OTHER LONG TERM CREDITS AND LIAB		-	18,085	-	-
25 LT OPERATING LEASE LIABILITIES		-	-	-	-
26 TOTAL POSTPETITION LIABILITIES		13,526,897	21,097,986	33,972,127	65,761,563
PREPETITION LIABILITIES
27 LONG TERM DEBT AND CAPITAL LEASE OBLIGATIONS	193,735,691	193,735,691	193,015,195	193,169,699	193,324,204
28 PRIORITY DEBT	9,194	9,194	9,194	9,194	9,194
29 UNSECURED DEBT	514,717,622	513,182,310	512,372,947	512,170,190	511,752,025
30 ACCRUED EXPENSES	48,845,696	45,701,306	40,281,223	40,103,691	19,911,335
31 CURRENT PORTION OF OPERATING LEASE LIABILITIES	-	-	-	-	8,676,455
32 DEFERRED INCOME TAXES PAYABLE		-	-	-	-
33 OTHER LONG TERM CREDITS AND LIAB	1,417,259	1,406,972	1,406,972	1,401,106	1,501,046
34 LT OPERATING LEASE LIABILITIES	110,451,569	110,250,930	99,976,305	98,395,336	96,737,519
35 TOTAL PREPETITION LIABILITIES	869,177,031	864,286,403	847,061,837	845,249,216	831,911,778
36 TOTAL LIABILITIES	869,177,031	877,813,300	868,159,823	879,221,343	897,673,341
EQUITY
37 PREPETITION OWNERS’ EQUITY	57,308,084	49,443,425	44,445,292	25,665,749	13,707,791
38 POSTPETITION CUMULATIVE PROFIT OR (LOSS)			-	-	-
39 DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)			-	-	-
40 TOTAL EQUITY	57,308,084	49,443,425	44,445,292	25,665,749	13,707,791
41 TOTAL LIABILITIES & OWNERS’ EQUITY	926,485,115	927,256,725	912,605,116	904,887,092	911,381,132

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

INCOME STATEMENT

	3/15/19 - 3/31/19	4/1/19 - 4/30/19	5/1/19 - 5/31/19	6/1/19 - 6/30/19
REVENUES
1 GROSS REVENUES	$13,383,146	$25,233,863	$24,639,758	$25,833,630
2 LESS: RETURNS & DISCOUNTS	-	-	-	-
3 NET REVENUE	$13,383,146	$25,233,863	$24,639,758	$25,833,630
AIRCRAFT VARIABLE COSTS
4 HUMAN RESOURCES - VC	(1,181,672)	(2,198,199)	(2,233,798)	(2,365,806)
5 OCCUPANCY SUPPLIES - VC	(33,830)	(84,523)	(75,612)	(118,144)
6 NON-AC DEPR - AIRCRAFT - VC	(28,645)	(15,731)	(24,104)	(17,908)
7 Part 145 Maint - VC	570,244	595,561	624,145	1,248,709
8 UNDER (OVER) GFS UTILIZATION - VC	(176,556)	7,423	90,681	(8,402)
9 OTHER - AIRCRAFT - VC	(60,737)	(109,612)	(90,347)	(74,022)
10 SPARE PARTS	(532,489)	(699,816)	(287,098)	60,139
11 REPAIRS	(323)	(1,334,463)	(2,631,299)	(2,274,693)
12 POWER BY THE HOUR	(2,626,036)	(4,292,279)	(4,714,558)	(3,663,903)
13 FUEL	(516,815)	(1,079,064)	(1,247,729)	(833,992)
14 SUPPLY CHAIN ALLOCATION - VC	983,263	680,767	577,518	540,903
15 TOTAL AIRCRAFT VARIABLE COSTS	(3,603,594)	(8,529,935)	(10,012,202)	(7,507,119)
AIRCRAFT FIXED COSTS
16 APPLIED AIRCRAFT FIXED COSTS	2,232	4,070	4,070	4,070
17 AIRCRAFT DEPRECIATION	(1,522,245)	(3,090,903)	(2,852,970)	(2,795,139)
18 AIRCRAFT PROPERTY TAX	(206,616)	(376,770)	(376,770)	(76,303)
19 INSURANCE	(137,687)	(253,824)	(244,084)	(248,913)
20 HELICOPTER RENT	(1,399,285)	(2,557,494)	(2,557,494)	(2,557,494)
21 AIRCRAFT PILOT SALARIES	(1,600,655)	(2,684,686)	(2,913,655)	(2,754,939)
22 AIRCRAFT MECHANIC SALARIES	(1,565,936)	(2,540,479)	(2,635,002)	(1,837,256)
23 SUPPLY CHAIN ALLOCATION	(936,375)	(504,469)	(427,755)	(399,942)
24 TOTAL AIRCRAFT FIXED COSTS	(7,366,568)	(12,004,555)	(12,003,660)	(10,665,915)
COST OF GOODS SOLD
25 COST OF GOODS SOLD	(185,876)	(8,840)	(316,506)	(690,725)
OPERATING EXPENSE
26 HR - OPERATING EXPENSES	(687,823)	(1,580,630)	(1,230,664)	(1,651,994)
27 OCCUPANCY SUPPLIES-OE	(525,150)	(723,777)	(818,891)	(634,920)
28 NON-AC DEPRECIATION - OE	(103,046)	(258,799)	(284,742)	(256,421)
29 NON-AC ALLOCATIONS - OE	197,366	613,653	416,634	193,698
30 OTHER - OPERATING EXPENSES	(1,334,931)	(2,702,188)	(2,471,456)	(3,046,321)
31 EMPLOYEE BENEFITS	(10,069)	(22,819)	(26,863)	(86,312)
32 TOTAL OPERATING EXPENSE	(2,463,654)	(4,674,560)	(4,415,983)	(5,482,270)
SELLING, GENERAL AND ADMIN
33 HUMAN RESOURCES - SG&A	(1,133,282)	(3,566,862)	(1,994,751)	(1,940,800)
34 OCCUPANCY SUPPLIES - SG&A	(128,713)	(211,892)	(593,090)	(242,766)
35 NON-AC DEPRECIATION - SG&A	(89,631)	(125,207)	(129,748)	(126,584)
36 NON-AC ALLOCATION - SG&A	(26,064)	144,470	93,263	106,455
37 OTHER SG&A	(1,922,195)	(1,788,835)	633,598	948,464
38 LEGAL AUDIT	(1,466,562)	(355,552)	(16,360,112)	(22,356)
39 TOTAL SELLING, GENERAL AND ADMIN	(4,766,447)	(5,903,878)	(18,350,839)	(1,277,587)
40 TOTAL OPERATING EXPENSES	(18,386,140)	(31,121,768)	(45,099,190)	(25,623,615)
41 GAIN/LOSS ON DISPOSITION OF ASSETS, NET	-	(88,711)	(20,776)	211,207
42 EQUITY NET LOSS	173,638	449,694	290,548	298,767
43 OPERATING INCOME	(4,829,356)	(5,526,923)	(20,189,659)	719,989
OTHER INCOME & EXPENSES
44 OTHER INCOME/EXPENSES, NET	(1,249,729)	(1,228,269)	(1,333,061)	(12,737,451)
45 EARNINGS BEFORE INCOME TAXES	(6,079,084)	(6,755,192)	(21,522,720)	(12,017,462)
46 INCOME TAX EXPENSE	(1,785,574)	1,188,669	2,286,709	(241,014)
47 NET EARNINGS	(7,864,658)	(5,566,522)	(19,236,012)	(12,258,476)

Monthly Operating Report

ACCRUAL BASIS-3
CASE NAME: PHI, Inc., et al.,
CASE NUMBER: 19-30923-hdh11

CASH RECEIPTS AND DISBURSEMENTS

	3/15/19 - 3/31/19	4/1/19 - 4/30/19	5/1/19 - 5/31/19	6/1/19 - 6/30/19
1 CASH - BEGINNING MARCH 15	$ 89,048,896	$ 95,426,105	$ 113,017,078	$ 107,777,210
RECEIPTS FROM OPERATIONS
2 CASH SALES	-	-	-	-
COLLECTION OF ACCOUNTS RECEIVABLE
3 PREPETITION & POSPETITION RECEIPTS	12,872,873	34,969,326	27,987,090	30,212,215
4 TOTAL OPERATING RECEIPTS	$ 12,872,873	$ 34,969,326	$ 27,987,090	$ 30,212,215
NON-OPERATING RECEIPTS
5 TRANSFERS FROM PHI AIR MEDICAL	6,861,387	17,042,364	18,400,317	17,155,331
6 SALE OF ASSETS	-	-	-	1,400,000
7 INTEREST INCOME	16,951	207,467	31,027	68,778
8 TOTAL RECEIPTS	$ 19,751,211	$ 52,219,158	$ 46,418,434	$ 48,836,324
OPERATING DISBURSEMENTS
9 NET PAYROLL, PAYROLL TAXES, AND BENEFITS	(9,289,506)	(19,391,239)	(24,469,271)	(19,475,993)
10 MAINTENANCE & MISC EXPENSES	(2,594,255)	(11,073,068)	(18,861,622)	(21,946,347)
11 AIRCRAFT LEASES	(250,685)	(1,400,964)	(3,146,672)	(1,823,858)
12 FUEL	(1,007,551)	(1,147,023)	(1,821,791)	(2,108,082)
13 TAXES	(68,316)	(1,377,357)	(1,070,185)	(1,115,833)
14 TOTAL OPERATING DISBURSEMENTS	$(13,210,314)	$(34,389,651)	$(49,369,541)	$(46,470,113)
NON-OPERATING DISBURSEMENTS
15 INTEREST EXPENSE				(1,540,233)
16 TRANFSERS TO NON-DEBTORS	(163,689)	(236,908)	(442,844)	(376,717)
17 TOTAL NON-OPERATING DISBURSEMENTS	$(163,689)	$(236,908)	$(442,844)	$(1,916,950)
REORGANIZATION EXPENSES
18 PROFESSIONAL FEES	-	-	(1,644,032)	(2,014,490)
19 U.S. TRUSTEE FEES	-	(1,625)	(201,886)	-
20 TOTAL DISBURSEMENTS	(13,374,003)	(34,628,184)	(51,658,303)	(50,401,553)
21 NET CASH FLOW	6,377,209	17,590,974	(5,239,869)	(1,565,229)
22 CASH - END OF MONTH	$ 95,426,105	$ 113,017,078	$ 107,777,210	$ 106,211,981

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

ACCOUNTS RECEIVABLE AGING

ACCOUNTS RECEIVABLE AGING (1)			3/31/19	4/30/19	5/31/19	6/30/19
1	0-30		$22,971,054	$23,176,156	$23,767,206	$23,348,765
2	31-60		25,811,099	19,206,916	19,835,330	19,802,240
3	61-90		482,663	4,444,544	6,229,191	5,856,003
4	91+		8,632,802	7,405,347	7,496,887	8,515,015
5	TOTAL ACCOUNTS RECEIVABLE		$57,897,618	$54,232,963	$57,328,614	$57,522,023
6	AMOUNT CONSIDERED UNCOLLECTIBLE		(4,371,785)	(4,371,785)	(4,371,785)	(4,371,785)
7	ACCOUNTS RECEIVABLE (NET)		$53,525,833	$49,861,178	$52,956,829	$53,150,238

AGING OF POSTPETITION TAXES AND PAYABLES
					MONTH: June

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1	FEDERAL	$1,517,483	$ -	$ -	$ -	$1,517,483
2	STATE	232,325	-	-	-	232,325
3	LOCAL	-	-	-	2,347,614	2,347,614
4	OTHER (ATTACH LIST)	-	-	-	118,289	118,289
5	TOTAL TAXES PAYABLE	$1,749,808	$ -	$ -	$2,465,903	$4,215,711

6	ACCOUNTS PAYABLE (1)	3,582,962	353,984	2,060,814	13,369,845	19,367,606

STATUS OF POSTPETITION TAXES
					MONTH: June

FEDERAL			BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1	WITHHOLDING		$413,746	$841,128	$(836,518)	$418,356
2	FICA-EMPLOYEE		258,483	514,152	(517,402)	255,233
3	FICA-EMPLOYER		349,527	547,103	(515,448)	381,182
4	UNEMPLOYMENT		482	170	-	652
5	INCOME		-	-	-	-
6	OTHER (ATTACH LIST)		381,818	458,745	(378,502)	462,061
7	TOTAL FEDERAL TAXES		$1,404,055	$2,361,299	$(2,247,871)	$1,517,483
STATE AND LOCAL
8	WITHHOLDING		306,036	197,278	(302,640)	200,673
9	SALES		25,812	28,099	(25,812)	28,099
10	EXCISE		-	-	-	-
11	UNEMPLOYMENT		3,531	22	-	3,553
12	REAL PROPERTY		63,530	12,706	-	76,237
13	PERSONAL PROPERTY		2,148,791	122,586	-	2,271,377
14	OTHER (ATTACH LIST)		99,189	19,425	(325)	118,289
15	TOTAL STATE & LOCAL		$2,646,889	$380,115	$(328,777)	$2,698,228
16	TOTAL TAXES		$4,050,944	$2,741,414	$(2,576,647)	$4,215,711

Notes:

(1) Includes trade only.

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

	Description	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
OTHER (ATTACH LIST)
PHI, Inc - New Mexico - 2018 Tax Accrual	Income Tax	$ 100	$ -	$(100)	$ -
PHI, Inc - Arizona - 2018 Tax Accrual	Income Tax	50	-	(50)	-
PHI, Inc - Kentucky - 2018 Tax Accrual	Income Tax	175	-	(175)	-
PHI, Inc - California - 2019 Tax Accrual(1)	Income Tax	(993)	133	-	(860)
PHI, Inc - Arizona - 2019 Tax Accrual	Income Tax	21	4	-	25
PHI, Inc - Mississippi - 2019 Tax Accrual	Income Tax	7,226	1,445	-	8,672
PHI, Inc - New Jersey - 2019 Tax Accrual	Income Tax	833	167	-	1,000
PHI, Inc - Texas - 2019 Tax Accrual	Income Tax	91,777	17,676	-	109,453
Total		$99,189	$19,425	$(325)	$118,289

Notes:

(1)	The Debtor prepaid the estimated full annual amount due.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

							MONTH: June
		BANK RECONCILIATIONS
	Account #1	Account #2	Account #3	Account #4	Account #5	Account #6	Account #7
A. BANK:	Hancock Whitney	Hancock Whitney	Hancock Whitney	Hancock Whitney	Hancock Whitney	HSBC	N/A	TOTAL
B. ACCOUNT NUMBER:	*8820	*8826	*1875	*3040	*5949	*7594	N/A
C. PURPOSE (TYPE):	Commercial Checking	Commercial Checking	Commercial Checking	Commercial Checking	Commercial Checking	Checking	Petty Cash
1 BALANCE PER BANK STATEMENT	$ 9,905,741	$ 100,144	$14,862	$3,009	$ -	$278,750	$30,408	$ 10,332,914
2 ADD: TOTAL DEPOSITS NOT CREDITED	-	-	-	-	-	-	-	-
3 SUBTRACT: OUTSTANDING CHECKS	(1,837,102)	(95,020)	-	-	(2,166)	-	-	(1,934,288)
4 OTHER RECONCILING ITEMS	15,876	34,094	-	-	2	-	-	49,972
5 MONTH END BALANCE PER BOOKS	$ 8,084,516	$ 39,218	$14,862	$3,009	$ (2,164)	$278,750	$30,408	$8,448,599
6 NUMBER OF LAST CHECK WRITTEN	588870	417027	N/A	N/A	N/A - ZBA Sweep	N/A	N/A

		INVESTMENT ACCOUNTS
BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT		PURCHASE PRICE	CURRENT VALUE
7 UBS - Special Projects Account *4A2	N/A	Short Term Money Market Govt Funds		N/A	$29,927,478
8 UBS - Investments *08K	N/A	Short Term Money Market Govt Funds		N/A	-
9 UBS - Main Account *1A2	N/A	Short Term Money Market Govt Funds		N/A	44,293,175
10 UBS - SERP *4A2	N/A	Short Term Money Market Govt Funds		N/A	786,327
11 UBS - Collateral *6A2	N/A	Short Term Money Market Govt Funds		N/A	12,963,981
12 UBS - FX *5A2	N/A	Short Term Money Market Govt Funds		N/A	245,104
13 Hancock Whitney- Account *8850	9/28/2018	Certificate of Deposit		7,605,000	7,605,000
14 Hancock Whitney- Account *8849	9/28/2018	Certificate of Deposit		100,000	50,000
15 Hancock Whitney- Account *4229	2/1/2019	Certificate of Deposit		8,000	8,000
16 TOTAL INVESTMENTS					$95,879,066

			CASH
17 CURRENCY ON HAND					-

18 TOTAL CASH - END OF MONTH					104,327,664

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

MONTH: June

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1 Lance Bospflug	Expense Reimbursement	$ 1,408	$ 1,903
2 Alan Brass	Monthly Retainer, Expense Reimbursement, and Director Fees	28,764	52,633
3 C. Russell Luigs	N/A	-	36,666

4 Richard H. Matzke	Expense Reimbursement	4,012	48,039
5 Thomas H. Murphy	N/A	-	46,666
6 Trudy McConnaughhay	Expense Reimbursement	113	446
7 Marcos Vivas	Expense Reimbursement	3,334	6,822
8 TOTAL PAYMENTS TO INSIDERS		$37,630	$193,176

	PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1 Zack A. Clement	5/16/2019	$ 69,200	$ 69,200	$ 69,200	$ -
2 Proskauer	5/16/2019	534,252	534,252	534,252	-
3 Bryan Cave Leighon Paisner	5/16/2019	35,707	35,707	35,707	-
4 Herbert Smith Freehills	5/16/2019	4,300	4,300	4,300	-
5 Abogados Sierra S.C.	5/16/2019	2,620	2,620	2,620	-
6 Prime Clerk	3/21/2019	226,094	226,094	226,094	-
7 FTI Consulting	5/2/2019	1,142,318	1,142,318	2,432,631	-
8 DLA Piper	4/22/2019	N/A	-	353,719	180,850
9 TOTAL PAYMENTS TO PROFESSIONALS		$2,014,490	$2,014,490	$3,658,522	$180,850

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
NAME OF CREDITOR(1)	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1 Blue Torch Finance LLC	1,540,233.33	1,540,233.33	-
2 Thirty Two, LLC	N/A	N/A	N/A
3 Steven Brister	1,500.00	1,500.00	-
4 S E Brister	1,500.00	1,500.00	-
5 Seacraft Shipyard	1,000.00	1,000.00	-
6 SCT PROPERTIES LLC	3,300.00	3,300.00	-
7 Scholes International	5,048.75	5,048.75	-
8 SCHMID MOULTON PARKWAY, LTD	5,023.25	5,023.25	-
9 PINNACLE TOWERS, LLC	999.07	999.07	-
10 4K Services, Inc	12,600.00	12,600.00	-
11 4K Services Inc	1,800.00	1,800.00	-
12 AMERICAN TOWERS, INC.	1,491.26	1,491.26	-
13 AMERICAN TOWERS, INC.	1,694.06	1,694.06	-
14 AMERICAN TOWERS, INC.	1,610.61	1,610.61	-
15 AMERICAN TOWERS, INC.	1,811.61	1,811.61	-
16 AMERICAN TOWERS, INC.	1,665.17	1,665.17	-
17 AMERICAN TOWERS, INC.	1,074.57	1,074.57	-
18 AMERICAN TOWERS, INC.	1,057.74	1,057.74	-
19 BG REALTY & MANAGEMENT LLC	425.00	425.00	-
20 BG REALTY & MANAGEMENT LLC	575.00	575.00	-
21 BG REALTY & MANAGEMENT LLC	500.00	500.00	-
22 The Broadwater	879.00	879.00	-
23 The Broadwater	1,089.00	1,089.00	-
24 The Broadwater	879.00	879.00	-
25 The Broadwater	1,069.00	1,069.00	-

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

26 The Broadwater	1,069.00	1,069.00	-
27 The Broadwater	1,069.00	1,069.00	-
28 The Broadwater	1,069.00	1,069.00	-
29 The Broadwater	1,059.00	1,059.00	-
30 The Broadwater	1,069.00	1,069.00	-
31 The Broadwater	1,059.00	1,059.00	-
32 The Broadwater	1,059.00	1,059.00	-
33 The Broadwater	1,069.00	1,069.00	-
34 The Broadwater	1,069.00	1,069.00	-
35 The Broadwater	1,059.00	1,059.00	-
36 Family Partnership	8,000.00	8,000.00	-
37 CORDELL COMMUNICATIONS	1,033.38	1,033.38	-
38 ENGLAND ECONOMIC & INDUSTRIAL	443.53	443.53	-
39 ENGLAND ECONOMIC & INDUSTRIAL	17,741.37	17,741.37	-
40 EN VEN ENERGY VENTURE	300.00	300.00	-
41 FIRST EQUITY INC	4,950.00	4,950.00	-
42 GREATER LAFOURCHE POR	3,343.17	3,343.17	-
43 ABBERLY CREST APARTMENTS	2,642.00	2,642.00	-
44 Houma Terrebonne Airport	330.97	330.97	-
45 Houma Terrebone Airport	1,249.08	1,249.08	-
46 Houma Terrebonne Airport	745.29	745.29	-
47 Houma Terrebonne Airport	2,253.95	2,253.95	-
48 Houma Terrebonne Airport	2,652.30	2,652.30	-
49 Houma Terrebonne Airport	2,042.77	2,042.77	-
50 Houma Terrebonne Airport	858.16	858.16	-
51 Houma Terrebonne Airport	339.07	339.07	-
52 Houma Terrebonne Airport	5,873.66	5,873.66	-
53 Houma Terrebonne Airport	10,381.30	10,381.30	-
54 Irvin P Melancon Inc	5,512.50	5,512.50	-
55 LAFAYETTE AIRPORT COMMISSION	6,894.66	6,894.66	-
56 Lafayette Airport	92,389.33	92,389.33	-
57 MARTIN HOLDINGS, L.L.C.	12,934.32	12,934.32	-
58 Lafayette Airport	5,175.06	5,175.06	-
59 D C Walsh Company	7,640.25	7,640.25	-
60 PINNACLE TOWERS, LLC	876.64	876.64	-
61 INTERNATIONAL BUSINESS	1,061.00	1,061.00	-
62 FLIGHT SAFETY INTL INC (RENT)	1,441.00	1,441.00	-
63 FLIGHT SAFETY INTL INC (RENT)	4,248.00	4,248.00	-
64 Signature Flight Support	1,523.55	1,523.55	-
65 The Broadwater	1,379.00	1,379.00	-
66 BG REALTY & MANAGEMENT	495.00	495.00	-
67 The Broadwater	1,389.00	1,389.00	-
68 The Broadwater	1,419.00	1,419.00	-
69 The Broadwater	1,389.00	1,389.00	-
70 PLANTATION CROSSING APARTMENTS	995.00	995.00	-
71 PLANTATION CROSSING APARTMENTS	995.00	995.00	-
72 PLANTATION CROSSING APARTMENTS	995.00	995.00	-
73 PLANTATION CROSSING APARTMENTS	1,020.00	1,020.00	-
74 THE RESERVE AT COURET FARMS	22.00	22.00	-
75 THE RESERVE AT COURET FARMS	1,300.00	1,300.00	-
76 Canon Financial Services	238.60	238.60	-
77 Canon Financial Services	3,021.33	3,021.33	-
78 Canon Financial Services	234.25	234.25	-
79 Canon Financial Services	272.72	272.72	-
80 Canon Financial Services	240.18	240.18	-
81 Canon Financial Services	226.91	226.91	-
82 Canon Financial Services	210.13	210.13	-
83 GreatAmerica Financial Services Corporation	199.14	199.14	-
84 GreatAmerica Financial Services Corporation	212.90	212.90	-
85 GreatAmerica Financial Services Corporation	276.46	276.46	-
86 GreatAmerica Financial Services Corporation	429.12	429.12	-
87 GreatAmerica Financial Services Corporation	208.44	208.44	-
88 GreatAmerica Financial Services Corporation	133.95	133.95	-
89 GreatAmerica Financial Services Corporation	280.25	280.25	-
90 GreatAmerica Financial Services Corporation	442.48	442.48	-
91 GreatAmerica Financial Services Corporation	370.56	370.56	-
92 GreatAmerica Financial Services Corporation	382.11	382.11	-
93 GreatAmerica Financial Services Corporation	635.12	635.12	-

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

94 GreatAmerica Financial Services Corporation	164.45	164.45	-
95 GreatAmerica Financial Services Corporation	635.12	635.12	-
96 GreatAmerica Financial Services Corporation	245.08	245.08	-
97 Canon Financial Services	642.02	642.02	-
98 Ricoh/Wells Fargo	109.00	109.00	-
99 UNION PACIFIC RAILROAD COMPANY	1,600.00	1,600.00	-
100 CANON FINANCIAL SERVICES, INC.	241.89	241.89	-
101 CANON FINANCIAL SERVICES, INC.	212.21	212.21	-
102 CANON FINANCIAL SERVICES, INC.	212.15	212.15	-
103 CANON FINANCIAL SERVICES, INC.	230.94	230.94	-
104 PORT FOURCHON MARINA	500.00	500.00	-
105 Canon Financial Services	312.17	312.17	-
106 Canon Financial Services	298.33	298.33	-
107 THE RESERVE AT COURET FARMS	22.00	22.00	-
108 THE RESERVE AT COURET FARMS	1,300.00	1,300.00	-
109 REDACTED	REDACTED	REDACTED	REDACTED
110 REDACTED	REDACTED	REDACTED	REDACTED
111 REDACTED	REDACTED	REDACTED	REDACTED
112 REDACTED	REDACTED	REDACTED	REDACTED
113 REDACTED	REDACTED	REDACTED	REDACTED
114 REDACTED	REDACTED	REDACTED	REDACTED
115 REDACTED	REDACTED	REDACTED	REDACTED
116 REDACTED	REDACTED	REDACTED	REDACTED
117 REDACTED	REDACTED	REDACTED	REDACTED
118 REDACTED	REDACTED	REDACTED	REDACTED
119 REDACTED	REDACTED	REDACTED	REDACTED
120 REDACTED	REDACTED	REDACTED	REDACTED
121 REDACTED	REDACTED	REDACTED	REDACTED
122 REDACTED	REDACTED	REDACTED	REDACTED
123 TOTAL	1,830,490	1,830,490	-

Notes:

(1) Certain information has been redacted due to the nature of an agreement between the Debtor and a third party.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

MONTH: June
QUESTIONNAIRE

	YES	NO
1 HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2 HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3 ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	N/A	N/A
4 HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5 HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6 ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7 ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8 ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9 ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10 ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11 HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12 ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED

EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(4)

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay or Honor Prepetition Obligations to Certain Critical Vendors, (II) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Critical Vendors Obligations, and (III) Granting Related Relief [Docket No. 65] and the Final Order (I) Authorizing the Debtors to Pay or Honor Prepetition Obligations to Certain Critical Vendors, (II) Authorizing Banks to Honor and Process Checks and Transfers Related to

Such Critical Vendors Obligations, and (III) Granting Related Relief [Docket No. 277], the Bankruptcy Court granted the Debtors authority to pay prepetition debts owed to critical vendors.

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee Obligations and (IV) Granting Related Relief [Docket No. 66], the Amended Interim Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee Obligations and (IV) Granting Related Relief [Docket No. 124] and the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Salaries, Wages, and Compensation, (II) Authorizing the Continuation of Employee Benefit Programs, (III) Authorizing Banks to Honor and Process Checks and Transfers Related to Such Employee

Obligations and (IV) Granting Related Relief [Docket No. 213], the Bankruptcy Court granted the Debtors authority to pay or honor certain pre-petition obligations for wages, salaries and other compensation and employee benefits.

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay Prepetition Claims of Shippers, Warehousemen, and Other Lien Claimants and (II) Granting Related Relief [Docket No. 67] and the Final Order (I) Authorizing the Debtors to Pay Prepetition Claims of Shippers, Warehousemen, and Other Lien Claimants and (II) Granting Related Relief [Docket No. 279], the Bankruptcy Court granted the Debtors authority to pay prepetition debts owed to shippers, warehousemen and other lien claimants.

Pursuant to the Interim Order (I) Authorizing the Debtors to Continue Their Insurance Policies and Pay Prepetition Obligations in Respect Thereof and (II) Granting Related Relief [Docket No. 71] and the Final Order (I) Authorizing the Debtors to Continue Their Insurance Policies and Pay Prepetition Obligations in

Respect Thereof and (II) Granting Related Relief [Docket No. 281], the Bankruptcy Court granted the Debtors authority to pay prepetition insurance obligations in connection with their insurance policies.

Pursuant to the Order (I) Authorizing the Debtors to Honor Certain Prepetition Obligations to Customers, (II) Authorizing the Debtors to Continue Their Customer Program in the Ordinary Course of Business, and (III) Granting Related Relief [Docket No. 73], the Bankruptcy Court granted the Debtors authority to pay prepetition customer obligations.

Pursuant to the Interim Order (I) Authorizing the Debtors to Maintain, Administer and Modify Their Refund Programs and Practices and (II) Granting Related Relief [Docket No. 74] and the Final Order (I) Authorizing the Debtors to Maintain, Administer and Modify Their Refund Programs and Practices and (II)

Granting Related Relief [Docket No. 280], the Bankruptcy Court granted the Debtors authority to pay prepetition patient refunds.

(10)	Postpetition delinquent amounts are incurred in the ordinary course and reflect delays in receipt of invoices and invoice reconciliation.

(11)

Pursuant to the Interim Order (I) Authorizing the Debtors to Pay Certain Prepetition Taxes and (II) Granting Related Relief [Docket No. 70] and the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Taxes and (II) Granting Related Relief [Docket No. 275], the Bankruptcy Court granted the Debtors authority to pay prepetition taxes.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME: PHI, Inc., et al.,

CASE NUMBER: 19-30923-hdh11

INSURANCE

	YES	NO
1 ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2 ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3 PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Property	Zurich American	02/01/2019-02/01/2020	389,169 annually
Excess Flood	Aspen Specialty	02/01/2019-02/01/2020	27,359 annually
Excess Flood	James River	02/01/2019-02/01/2020	25,909 annually
Excess Flood	Evanston	02/01/2019-02/01/2020	31,455 annually
Medical Professional Liability	Capitol Specialty	02/01/2019-02/01/2020	235,048 annually
Medical Professional Liability (excess)	Illinois Union	02/01/2019-02/01/2020	51,600 annually
Medical Professional Liability (excess)	Endurance American	02/01/2019-02/01/2020	57,482 annually
Medical Professional Liability (excess)	Beazley	02/01/2019-02/01/2020	56,760 annually
Medical Professional Liability (excess)	QBE Insurance Limited	02/01/2019-02/01/2020	15,000 annually
Excess Spares	Energy Risk Limited via Lloyds	02/01/2019-02/01/2020	123,750 annually
Pollution Liability	Beazley	02/01/2018-02/01/2021	167,760 3 years
Special Crime	US Specialty (Tokio Marine/HCC)	02/20/2018-02/20/2021	14,520 3 years
Cyber Liability	Beazley	05/01/2019-05/01/2020	74,402 annually
Business Auto Liability	Starr Indemnity & Liability	05/01/2019-05/01/2020	212,144 annually
Workers Comp	Starr Indemnity & Liability	05/01/2019-05/01/2020	65,004 monthly
Defense Base Act WC	Starr Indemnity & Liability	05/01/2019-05/01/2020	17,975 annually
Excess WC/EL/Auto Liability	Starr Indemnity & Liability	05/01/2019-05/01/2020	62,215 annually
Foreign Master Placement	ACE American (Chubb)	05/01/2019-05/01/2020	266,472 annually
Crime	Great American	05/01/2019-08/01/2019	4,620 one-time
Fiduciary	QBE	05/01/2019-08/01/2019	5,041 one-time
Fiduciary (excess)	US Specialty (Tokio Marine/HCC)	05/01/2019-08/01/2019	3,024 one-time
Employment Practices Liability	Federal Insurance (Chubb)	05/01/2019-08/01/2019	15,955 one-time
D&O - 6 mo extension/6yr tail	QBE	05/01/2019-11/01/2019	585,000 one-time
D&O (excess) - 6 mo extension/6 yr tail	ACE American (Chubb)	05/01/2019-11/01/2019	306,860 one-time
D&O (excess) - 6 mo extension/6 yr tail	Great American	05/01/2019-11/01/2019	174,000 one-time
D&O (excess) - 6 mo extension/6 yr tail	Endurance American (Sompo)	05/01/2019-11/01/2019	120,000 one-time
D&O (excess) - 6 mo extension/6 yr tail	Axis	05/01/2019-11/01/2019	109,200 one-time
D&O (excess) - 6 mo extension/6 yr tail	US Specialty (Tokio Marine/HCC)	05/01/2019-11/01/2019	136,000 one-time
D&O (excess) - 6 mo extension/6 yr tail	Starr Indemnity & Liability	05/01/2019-11/01/2019	101,250 one-time
Hull, Spares, Liability & War	Allianz Global Risks US - lead	08/01/2017-08/01/2019	586,031 monthly
Excess Hull Liability	QBE North America	08/01/2017-08/01/2019	6,325 monthly